Exhibit 99.1

Historical Results*
Financial Supplement

Presented in a Revised Format
for the Quarters Ended
March 31, 2022, June 30, 2022,
September 30, 2022 and December 31, 2022
and the Year Ended December 31, 2022

Presented to Conform with the Presentation
Adopted for the First Quarter 2023 Financial Supplement

*On January 1, 2023, the Company adopted ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021. The results herein are updated to reflect the adoption of this LDTI guidance.

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	10
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	11
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	12
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	13
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	14
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	15

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	16
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	17
General Account Assets Under Management and Related Measures	18

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	20

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; and Other Statistical Information	22

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24
Other Expenses by Major Category; and Other Statistical Information	25

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	26

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	27
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	28
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	29
Footnotes	30

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Revenues
Premiums	$10,617	$11,556	$17,332	$9,005	$48,510
Universal life and investment-type product policy fees	1,312	1,372	1,275	1,266	5,225
Net investment income	4,284	3,583	3,585	4,464	15,916
Other revenues	660	615	728	627	2,630
Net investment gains (losses)	(517)	(682)	(411)	350	(1,260)
Net derivative gains (losses)	(951)	(970)	(226)	(104)	(2,251)
Total revenues	15,405	15,474	22,283	15,608	68,770

Expenses
Policyholder benefits and claims	11,174	11,615	17,603	9,115	49,507
Policyholder liability remeasurement (gains) losses	(41)	(1)	136	20	114
Market risk benefit remeasurement (gains) losses	(1,440)	(757)	(965)	(512)	(3,674)
Interest credited to policyholder account balances	626	527	1,014	1,727	3,894
Policyholder dividends	199	194	158	155	706
Amortization of DAC and VOBA	475	458	441	457	1,831
Amortization of negative VOBA	(8)	(7)	(7)	(7)	(29)
Interest expense on debt	225	226	239	248	938
Other expenses, net of capitalization of DAC	2,260	2,231	2,249	2,379	9,119
Total expenses	13,470	14,486	20,868	13,582	62,406
Income (loss) before provision for income tax	1,935	988	1,415	2,026	6,364
Provision for income tax expense (benefit)	296	73	248	445	1,062
Net income (loss)	1,639	915	1,167	1,581	5,302
Less: Net income (loss) attributable to noncontrolling interests	5	5	5	3	18
Net income (loss) attributable to MetLife, Inc.	1,634	910	1,162	1,578	5,284
Less: Preferred stock dividends	63	29	64	29	185
Preferred stock redemption premium	—	—	—	—	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,571	$881	$1,098	$1,549	$5,099

Premiums, fees and other revenues	$12,589	$13,543	$19,335	$10,898	$56,365

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,571	$881	$1,098	$1,549
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(517)	(682)	(411)	350
Less: Net derivative gains (losses)	(951)	(970)	(226)	(104)
Less: Market risk benefit remeasurement gains (losses)	1,440	757	965	512
Less: Goodwill impairment	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(271)	(396)	(435)	(317)
Less: Provision for income tax (expense) benefit	180	439	110	(149)
Add: Net income (loss) attributable to noncontrolling interests	5	5	5	3
Add: Preferred stock redemption premium	—	—	—	—
Adjusted earnings available to common shareholders	1,695	1,738	1,100	1,260
Less: Total notable items (2)	—	77	12	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,695	$1,661	$1,088	$1,260

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.89	$1.08	$1.37	$1.96
Less: Net investment gains (losses)	(0.62)	(0.84)	(0.51)	0.44
Less: Net derivative gains (losses)	(1.15)	(1.19)	(0.28)	(0.13)
Less: Market risk benefit remeasurement gains (losses)	1.73	0.93	1.21	0.65
Less: Goodwill impairment	—	—	—	—
Less: Other adjustments to net income (loss)	(0.32)	(0.48)	(0.55)	(0.40)
Less: Provision for income tax (expense) benefit	0.22	0.54	0.14	(0.19)
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	—
Add: Preferred stock redemption premium	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.04	2.13	1.37	1.59
Less: Total notable items per diluted common share (2)	—	0.09	0.01	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.04	$2.04	$1.36	$1.59

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$77	$12	$—
Total notable items	$—	$77	$12	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$0.09	$0.01	$—
Total notable items	$—	$0.09	$0.01	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Weighted average common shares outstanding - diluted	830.5	814.5	800.7	790.2

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Book value per common share (1)	$47.39	$37.52	$32.48	$33.45
Book value per common share, excluding AOCI other than FCTA (1)	$52.97	$52.30	$52.04	$54.30

	For the Three Months Ended
Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Return on MetLife, Inc.'s (2):
Common stockholders' equity	14.9%	10.3%	15.8%	24.0%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	16.0%	20.3%	15.9%	19.5%
Common stockholders' equity, excluding AOCI other than FCTA	15.7%	16.4%	10.6%	12.1%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	15.7%	15.7%	10.5%	12.1%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Common shares outstanding, beginning of period	825.5	814.8	797.6	787.3
Share repurchases	(13.6)	(17.3)	(10.3)	(8.5)
Newly issued shares	2.9	0.1	—	0.3
Common shares outstanding, end of period	814.8	797.6	787.3	779.1

Weighted average common shares outstanding - basic	823.8	809.7	795.8	784.2
Dilutive effect of the exercise or issuance of stock-based awards	6.7	4.8	4.9	6.0
Weighted average common shares outstanding - diluted	830.5	814.5	800.7	790.2

MetLife Policyholder Trust Shares	127.8	126.2	125.1	123.6

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Total revenues	$15,405	$15,474	$22,283	$15,608	$68,770
Less: Adjustments to total revenues:
Net investment gains (losses)	(517)	(682)	(411)	350	(1,260)
Net derivative gains (losses)	(951)	(970)	(226)	(104)	(2,251)
Investment hedge adjustments	(215)	(232)	(252)	(277)	(976)
Asymmetrical and non-economic accounting	—	—	—	—	—
Unit-linked contract income	(498)	(688)	(321)	209	(1,298)
Other adjustments	41	47	35	27	150
Divested businesses	66	—	—	—	66
Total adjusted revenues	$17,479	$17,999	$23,458	$15,403	$74,339

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Net investment income	$4,284	$3,583	$3,585	$4,464	$15,916
Less: Adjustments to net investment income:
Investment hedge adjustments	(215)	(232)	(252)	(277)	(976)
Unit-linked contract income	(498)	(688)	(321)	209	(1,298)
Other adjustments	(6)	(1)	(5)	2	(10)
Divested businesses	11	—	—	—	11
Adjusted net investment income	$4,992	$4,504	$4,163	$4,530	$18,189

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Variable investment income (Included in net investment income above)	$1,185	$389	$(53)	$24	$1,545

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Premiums, fees and other revenues	$12,589	$13,543	$19,335	$10,898	$56,365
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	—	—	—
Other adjustments	47	48	40	25	160
Divested businesses	55	—	—	—	55
Adjusted premiums, fees and other revenues	$12,487	$13,495	$19,295	$10,873	$56,150
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,146	$13,306	$19,274	$10,873

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Total expenses	$13,470	$14,486	$20,868	$13,582	$62,406
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(1,440)	(757)	(965)	(512)	(3,674)
Goodwill impairment	—	—	—	—	—
Asymmetrical and non-economic accounting	56	184	205	143	588
Market volatility	12	(34)	(66)	(105)	(193)
Unit-linked contract costs	(505)	(695)	(302)	180	(1,322)
Other adjustments	47	60	47	37	191
Divested businesses	55	8	13	21	97
Total adjusted expenses	$15,245	$15,720	$21,936	$13,818	$66,719

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Capitalization of DAC	$(652)	$(637)	$(626)	$(699)	$(2,614)
Less: Divested businesses	(11)	—	—	—	(11)
Adjusted capitalization of DAC	$(641)	$(637)	$(626)	$(699)	$(2,603)

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Other expenses	$2,912	$2,868	$2,875	$3,078	$11,733
Less: Adjustments to other expenses:
Other adjustments	47	60	47	37	191
Divested businesses	32	8	13	21	74
Adjusted other expenses	$2,833	$2,800	$2,815	$3,020	$11,468
Adjusted other expenses on a constant currency basis	$2,682	$2,719	$2,804	$3,020

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratio data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Other expenses, net of capitalization of DAC	$2,260	$2,231	$2,249	$2,379	$9,119

Premiums, fees and other revenues	$12,589	$13,543	$19,335	$10,898	$56,365

Expense ratio	18.0%	16.5%	11.6%	21.8%	16.2%

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Adjusted other expenses by major category
Direct expenses	$1,332	$1,335	$1,342	$1,481	$5,490
Pension, postretirement and postemployment benefit costs	25	24	24	25	98
Premium taxes, other taxes, and licenses & fees	151	137	172	146	606
Commissions and other variable expenses	1,325	1,304	1,277	1,368	5,274
Adjusted other expenses	2,833	2,800	2,815	3,020	11,468
Adjusted capitalization of DAC	(641)	(637)	(626)	(699)	(2,603)
Adjusted other expenses, net of adjusted capitalization of DAC	2,192	2,163	2,189	2,321	8,865
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,192	$2,163	$2,189	$2,321	$8,865

	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratio data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Employee related costs	$899	$866	$875	$864	$3,504
Third party staffing costs	375	371	349	433	1,528
General and administrative expenses	58	98	118	184	458
Direct expenses	1,332	1,335	1,342	1,481	5,490
Less: Total notable items related to direct expenses (1)	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,332	$1,335	$1,342	$1,481	$5,490

Adjusted other expenses, net of adjusted capitalization of DAC	$2,192	$2,163	$2,189	$2,321	$8,865
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,192	$2,163	$2,189	$2,321	$8,865

Adjusted premiums, fees and other revenues	$12,487	$13,495	$19,295	$10,873	$56,150
Less: PRT	1,258	2,564	8,466	(69)	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$11,229	$10,931	$10,829	$10,942	$43,931

Direct expense ratio	10.7%	9.9%	7.0%	13.6%	9.8%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.9%	12.2%	12.4%	13.5%	12.5%

Adjusted expense ratio	17.6%	16.0%	11.3%	21.3%	15.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.5%	19.8%	20.2%	21.2%	20.2%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$320,079	$284,178	$270,765	$276,780
Equity securities, at estimated fair value	988	1,085	973	1,684
Contractholder-directed equity securities and fair value option securities, at estimated fair value	11,418	9,875	8,954	9,668
Mortgage loans	79,968	82,055	82,437	83,763
Policy loans	9,036	8,876	8,783	8,874
Real estate and real estate joint ventures	12,379	12,376	12,532	13,137
Other limited partnership interests	14,570	14,636	14,387	14,414
Short-term investments, principally at estimated fair value	3,146	3,043	5,266	4,935
Other invested assets	18,696	19,901	22,299	20,038
Total investments	470,280	436,025	426,396	433,293
Cash and cash equivalents, principally at estimated fair value	23,488	20,548	22,200	20,195
Accrued investment income	3,251	3,154	3,355	3,446
Premiums, reinsurance and other receivables	17,983	17,713	17,550	17,364
Market risk benefits	18	25	253	280
Deferred policy acquisition costs and value of business acquired	19,747	18,946	18,545	19,653
Current income tax recoverable	39	274	194	42
Deferred income tax assets	1,241	1,949	2,161	2,439
Goodwill	9,510	9,151	9,005	9,297
Assets held-for-sale	4,581	—	—	—
Other assets	11,531	11,280	10,992	11,025
Separate account assets	165,056	143,829	135,771	146,038
Total assets	$726,725	$662,894	$646,422	$663,072

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$199,115	$184,916	$180,812	$187,222
Policyholder account balances	214,237	207,921	205,279	210,597
Market risk benefits	5,433	4,704	4,039	3,763
Other policy-related balances	19,405	18,652	18,509	18,424
Policyholder dividends payable	450	457	429	387
Payables for collateral under securities loaned and other transactions	30,481	23,819	24,890	20,937
Short-term debt	323	196	183	175
Long-term debt	13,848	13,677	14,520	14,647
Collateral financing arrangement	754	741	729	716
Junior subordinated debt securities	3,156	3,157	3,158	3,158
Deferred income tax liability	3,622	1,828	991	950
Liabilities held-for-sale	4,280	—	—	—
Other liabilities	23,862	24,988	27,472	25,933
Separate account liabilities	165,056	143,829	135,771	146,038
Total liabilities	684,022	628,885	616,782	632,947

Equity
Preferred stock, at par value	—	—	—	—
Common stock, at par value	12	12	12	12
Additional paid-in capital	33,531	33,548	33,589	33,616
Retained earnings	38,005	38,478	39,176	40,332
Treasury stock, at cost	(19,072)	(20,188)	(20,862)	(21,458)
Accumulated other comprehensive income (loss)	(10,044)	(18,106)	(22,526)	(22,621)
Total MetLife, Inc.'s stockholders' equity	42,432	33,744	29,389	29,881
Noncontrolling interests	271	265	251	244
Total equity	42,703	34,009	29,640	30,125
Total liabilities and equity	$726,725	$662,894	$646,422	$663,072

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$149	$515	$530	$495
RETIREMENT AND INCOME SOLUTIONS	688	473	420	477
TOTAL U.S.	$837	$988	$950	$972
ASIA	837	684	385	369
LATIN AMERICA	183	330	203	233
EMEA	72	88	90	72
METLIFE HOLDINGS	435	479	143	228
CORPORATE & OTHER	(130)	(290)	(249)	(289)
Total adjusted earnings before provision for income tax	$2,234	$2,279	$1,522	$1,585

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$32	$109	$113	$103
RETIREMENT AND INCOME SOLUTIONS	142	99	86	96
TOTAL U.S.	$174	$208	$199	$199
ASIA	238	198	118	104
LATIN AMERICA	48	79	44	49
EMEA	17	22	26	8
METLIFE HOLDINGS	87	97	26	44
CORPORATE & OTHER	(88)	(92)	(55)	(108)
Total provision for income tax expense (benefit)	$476	$512	$358	$296

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$117	$406	$417	$392
RETIREMENT AND INCOME SOLUTIONS	546	374	334	381
TOTAL U.S.	$663	$780	$751	$773
ASIA	599	486	267	265
LATIN AMERICA	135	251	159	184
EMEA	55	66	64	64
METLIFE HOLDINGS	348	382	117	184
CORPORATE & OTHER (1)	(105)	(227)	(258)	(210)
Total adjusted earnings available to common shareholders (1)	$1,695	$1,738	$1,100	$1,260

(1)Includes impact of preferred stock dividends of $63 million, $29 million, $64 million, and $29 million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$7,005	$8,094	$13,954	$5,617	$34,670
Universal life and investment-type product policy fees	298	283	286	291	1,158
Net investment income	1,874	1,710	1,716	2,040	7,340
Other revenues	426	404	514	408	1,752
Total adjusted revenues	9,603	10,491	16,470	8,356	44,920

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	7,417	8,115	13,978	5,729	35,239
Policyholder liability remeasurement (gains) losses	(23)	(7)	9	(8)	(29)
Interest credited to policyholder account balances	406	453	548	650	2,057
Capitalization of DAC	(32)	(23)	(38)	(38)	(131)
Amortization of DAC and VOBA	17	15	17	17	66
Amortization of negative VOBA	—	—	—	—	—
Interest expense on debt	2	1	3	3	9
Other expenses	979	949	1,003	1,031	3,962
Total adjusted expenses	8,766	9,503	15,520	7,384	41,173
Adjusted earnings before provision for income tax	837	988	950	972	3,747
Provision for income tax expense (benefit)	174	208	199	199	780
Adjusted earnings	663	780	751	773	2,967
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$663	$780	$751	$773	$2,967

Adjusted premiums, fees and other revenues	$7,729	$8,781	$14,754	$6,316	$37,580
Less: PRT	1,258	2,564	8,466	(69)	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$6,471	$6,217	$6,288	$6,385	$25,361

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$5,433	$5,210	$5,161	$5,247	$21,051
Universal life and investment-type product policy fees	216	210	215	214	855
Net investment income	280	278	279	299	1,136
Other revenues	355	336	331	338	1,360
Total adjusted revenues	6,284	6,034	5,986	6,098	24,402

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,253	4,640	4,538	4,645	19,076
Policyholder liability remeasurement (gains) losses	(1)	2	4	2	7
Interest credited to policyholder account balances	31	32	34	46	143
Capitalization of DAC	(4)	(6)	(4)	(4)	(18)
Amortization of DAC and VOBA	6	7	7	6	26
Amortization of negative VOBA	—	—	—	—	—
Interest expense on debt	—	—	1	—	1
Other expenses	850	844	876	908	3,478
Total adjusted expenses	6,135	5,519	5,456	5,603	22,713
Adjusted earnings before provision for income tax	149	515	530	495	1,689
Provision for income tax expense (benefit)	32	109	113	103	357
Adjusted earnings	117	406	417	392	1,332
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$117	$406	$417	$392	$1,332

Adjusted premiums, fees and other revenues	$6,004	$5,756	$5,707	$5,799	$23,266

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$1,572	$2,884	$8,793	$370	$13,619
Universal life and investment-type product policy fees	82	73	71	77	303
Net investment income	1,594	1,432	1,437	1,741	6,204
Other revenues	71	68	183	70	392
Total adjusted revenues	3,319	4,457	10,484	2,258	20,518

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,164	3,475	9,440	1,084	16,163
Policyholder liability remeasurement (gains) losses	(22)	(9)	5	(10)	(36)
Interest credited to policyholder account balances	375	421	514	604	1,914
Capitalization of DAC	(28)	(17)	(34)	(34)	(113)
Amortization of DAC and VOBA	11	8	10	11	40
Amortization of negative VOBA	—	—	—	—	—
Interest expense on debt	2	1	2	3	8
Other expenses	129	105	127	123	484
Total adjusted expenses	2,631	3,984	10,064	1,781	18,460
Adjusted earnings before provision for income tax	688	473	420	477	2,058
Provision for income tax expense (benefit)	142	99	86	96	423
Adjusted earnings	546	374	334	381	1,635
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$546	$374	$334	$381	$1,635

Adjusted premiums, fees and other revenues	$1,725	$3,025	$9,047	$517	$14,314
Less: PRT	1,258	2,564	8,466	(69)	12,219
Adjusted premiums, fees and other revenues, excluding PRT	$467	$461	$581	$586	$2,095

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$438	$436	$444	$475
Pension, postretirement and postemployment benefit costs	1	1	2	(1)
Premium taxes, other taxes, and licenses & fees	77	73	88	80
Commissions and other variable expenses	334	334	342	354
Adjusted other expenses	$850	$844	$876	$908

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Group Life (2)
Adjusted premiums, fees and other revenues	$2,180	$2,126	$2,125	$2,131
Mortality ratio	103.3%	85.4%	85.7%	87.3%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,519	$2,481	$2,475	$2,533
Interest adjusted benefit ratio (4)	72.6%	73.1%	70.1%	70.1%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, end of period (at balance sheet discount rate) (2)	$62,407	$58,840	$61,264	$62,737
Less: Accumulated other comprehensive (income) loss	6,107	720	(4,531)	(2,856)
Balance, end of period (at original discount rate)	$56,300	$58,120	$65,795	$65,593

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, end of period	$81,177	$79,821	$79,311	$80,066

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, end of period	$69,123	$61,622	$58,838	$60,040

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, end of period	$43,485	$44,841	$45,066	$46,316

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Balance, end of period	$14,898	$14,753	$13,427	$16,602

(1)Includes $3,206 million, $3,291 million, $3,394 million and $3,392 million of DPL at March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively.
(2)Represents the current discount rate at respective periods presented.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $1,884 million, $0, $0, and $147 million of transfers from separate account GICs to synthetic GICs at March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$65	$61	$64	$70
Pension, postretirement and postemployment benefit costs	—	1	—	—
Premium taxes, other taxes, and licenses & fees	5	4	22	10
Commissions and other variable expenses	59	39	41	43
Adjusted other expenses	$129	$105	$127	$123

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Investment income yield excluding variable investment income yield	3.63%	3.88%	4.20%	4.69%
Variable investment income yield	26.95%	7.03%	(3.24)%	0.50%
Total investment income yield	4.52%	4.01%	3.90%	4.53%

Average crediting rate	2.84%	2.96%	3.29%	3.65%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.21)%	(0.21)%	(0.20)%
Total average crediting rate	2.63%	2.75%	3.08%	3.45%

Annualized general account spread	1.89%	1.26%	0.82%	1.08%
Annualized general account spread excluding variable investment income yield	1.00%	1.13%	1.12%	1.24%

(1) Includes the amortization of DPL of (0.21)%, (0.21)%, (0.22)% and (0.20)% for the three months ended March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$1,552	$1,393	$1,346	$1,272	$5,563
Universal life and investment-type product policy fees	403	420	438	432	1,693
Net investment income	1,242	1,012	827	828	3,909
Other revenues	21	24	21	24	90
Total adjusted revenues	3,218	2,849	2,632	2,556	11,255

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,271	1,123	1,119	1,051	4,564
Policyholder liability remeasurement (gains) losses	(24)	(10)	61	42	69
Interest credited to policyholder account balances	498	493	497	515	2,003
Capitalization of DAC	(388)	(381)	(351)	(410)	(1,530)
Amortization of DAC and VOBA	194	182	178	191	745
Amortization of negative VOBA	(7)	(5)	(6)	(6)	(24)
Interest expense on debt	—	—	—	—	—
Other expenses	837	763	749	804	3,153
Total adjusted expenses	2,381	2,165	2,247	2,187	8,980
Adjusted earnings before provision for income tax	837	684	385	369	2,275
Provision for income tax expense (benefit)	238	198	118	104	658
Adjusted earnings	599	486	267	265	1,617
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$599	$486	$267	$265	$1,617

Adjusted premiums, fees and other revenues	$1,976	$1,837	$1,805	$1,728	$7,346

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted premiums, fees and other revenues	$1,976	$1,837	$1,805	$1,728

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,709	$1,707	$1,770	$1,728
Add: Operating joint ventures, on a constant currency basis (1)	360	292	380	369
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,069	$1,999	$2,150	$2,097

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$326	$291	$285	$300
Pension, postretirement and postemployment benefit costs	20	19	17	23
Premium taxes, other taxes, and licenses & fees	39	31	36	37
Commissions and other variable expenses	452	422	411	444
Adjusted other expenses	$837	$763	$749	$804
Adjusted other expenses, net of adjusted capitalization of DAC	$449	$382	$398	$394

Adjusted other expenses on a constant currency basis	$718	$709	$735	$804
Add: Operating joint ventures, on a constant currency basis (2)	107	99	108	108
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$825	$808	$843	$912
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$469	$435	$477	$483

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Japan:
Life	$180	$105	$100	$101
Accident & Health	73	70	65	61
Annuities	97	129	202	267
Other	2	2	3	1
Total Japan	352	306	370	430
Other Asia	188	155	206	188
Total sales	$540	$461	$576	$618

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted earnings available to common shareholders	$599	$486	$267	$265
Adjusted earnings available to common shareholders, on a constant currency basis	$572	$467	$257	$265

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenue for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

GA AUM	$131,989	$117,597	$109,930	$116,289
GA AUM (at amortized cost)	$129,935	$122,257	$119,302	$126,335

GA AUM (at amortized cost), on a constant currency basis	$123,899	$123,528	$124,952	$126,335
Add: Operating joint ventures, on a constant currency basis (1)	6,930	7,143	7,340	7,700
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$130,829	$130,671	$132,292	$134,035

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$738	$822	$822	$842	$3,224
Universal life and investment-type product policy fees	289	294	293	299	1,175
Net investment income	322	459	399	413	1,593
Other revenues	9	10	10	10	39
Total adjusted revenues	1,358	1,585	1,524	1,564	6,031

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	780	812	872	856	3,320
Policyholder liability remeasurement (gains) losses	(14)	6	3	(16)	(21)
Interest credited to policyholder account balances	68	84	89	94	335
Capitalization of DAC	(111)	(116)	(130)	(137)	(494)
Amortization of DAC and VOBA	100	101	104	105	410
Amortization of negative VOBA	—	—	—	—	—
Interest expense on debt	3	4	3	2	12
Other expenses	349	364	380	427	1,520
Total adjusted expenses	1,175	1,255	1,321	1,331	5,082
Adjusted earnings before provision for income tax	183	330	203	233	949
Provision for income tax expense (benefit)	48	79	44	49	220
Adjusted earnings	135	251	159	184	729
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$135	$251	$159	$184	$729

Adjusted premiums, fees and other revenues	$1,036	$1,126	$1,125	$1,151	$4,438

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$121	$116	$116	$140
Pension, postretirement and postemployment benefit costs	1	1	1	1
Premium taxes, other taxes, and licenses & fees	12	11	12	13
Commissions and other variable expenses	215	236	251	273
Adjusted other expenses	$349	$364	$380	$427
Adjusted other expenses, net of adjusted capitalization of DAC	$238	$248	$250	$290
Adjusted other expenses on a constant currency basis	$343	$352	$385	$427
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$237	$239	$253	$290

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Mexico	$158	$129	$132	$131
Chile	64	76	80	85
All other	54	63	79	81
Total sales	$276	$268	$291	$297

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted premiums, fees and other revenues	$1,036	$1,126	$1,125	$1,151
Adjusted earnings available to common shareholders	$135	$251	$159	$184

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,019	$1,098	$1,143	$1,151
Adjusted earnings available to common shareholders, on a constant currency basis	$128	$245	$163	$184

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$509	$493	$472	$488	$1,962
Universal life and investment-type product policy fees	83	77	57	67	284
Net investment income	41	38	40	41	160
Other revenues	9	8	8	10	35
Total adjusted revenues	642	616	577	606	2,441

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	276	226	235	239	976
Policyholder liability remeasurement (gains) losses	4	6	(11)	(5)	(6)
Interest credited to policyholder account balances	17	20	16	18	71
Capitalization of DAC	(101)	(108)	(96)	(106)	(411)
Amortization of DAC and VOBA	79	88	75	81	323
Amortization of negative VOBA	(1)	(2)	(1)	(1)	(5)
Interest expense on debt	—	—	—	—	—
Other expenses	296	298	269	308	1,171
Total adjusted expenses	570	528	487	534	2,119
Adjusted earnings before provision for income tax	72	88	90	72	322
Provision for income tax expense (benefit)	17	22	26	8	73
Adjusted earnings	55	66	64	64	249
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$55	$66	$64	$64	$249

Adjusted premiums, fees and other revenues	$601	$578	$537	$565	$2,281

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$97	$101	$91	$100
Pension, postretirement and postemployment benefit costs	1	2	1	1
Premium taxes, other taxes, and licenses & fees	6	4	3	6
Commissions and other variable expenses	192	191	174	201
Adjusted other expenses	$296	$298	$269	$308
Adjusted other expenses, net of adjusted capitalization of DAC	$195	$190	$173	$202
Adjusted other expenses on a constant currency basis	$270	$283	$267	$308
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$179	$181	$171	$202

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Adjusted premiums, fees and other revenues	$601	$578	$537	$565
Adjusted earnings available to common shareholders	$55	$66	$64	$64

Adjusted premiums, fees and other revenues, on a constant currency basis	$544	$547	$533	$565
Adjusted earnings available to common shareholders, on a constant currency basis	$45	$59	$64	$64
Total sales on a constant currency basis	$212	$208	$171	$185

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Adjusted revenues
Premiums	$776	$760	$745	$785	$3,066
Universal life and investment-type product policy fees	228	296	202	176	902
Net investment income	1,393	1,268	1,103	1,150	4,914
Other revenues	44	23	39	49	155
Total adjusted revenues	2,441	2,347	2,089	2,160	9,037

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,482	1,354	1,385	1,415	5,636
Policyholder liability remeasurement (gains) losses	16	4	74	7	101
Interest credited to policyholder account balances	202	203	202	206	813
Capitalization of DAC	(6)	(7)	(9)	(7)	(29)
Amortization of DAC and VOBA	75	70	64	61	270
Amortization of negative VOBA	—	—	—	—	—
Interest expense on debt	1	2	2	3	8
Other expenses	236	242	228	247	953
Total adjusted expenses	2,006	1,868	1,946	1,932	7,752
Adjusted earnings before provision for income tax	435	479	143	228	1,285
Provision for income tax expense (benefit)	87	97	26	44	254
Adjusted earnings	348	382	117	184	1,031
Preferred stock dividends	—	—	—	—	—
Adjusted earnings available to common shareholders	$348	$382	$117	$184	$1,031

Adjusted premiums, fees and other revenues	$1,048	$1,079	$986	$1,010	$4,123

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Annuities	$1,842	$1,696	$1,582	$1,593
Life and Other	55,080	54,830	54,605	54,573
Long Term Care	17,755	14,828	12,986	13,845
Balance, end of period (at balance sheet discount rate) (2)	$74,677	$71,354	$69,173	$70,011

Less:
Annuities	$136	$12	$(89)	$(60)
Life and Other	233	41	(93)	(60)
Long Term Care	3,881	800	(1,217)	(513)
Accumulated other comprehensive (income) loss	$4,250	$853	$(1,399)	$(633)

Annuities	$1,706	$1,684	$1,671	$1,653
Life and Other	54,847	54,789	54,698	54,633
Long Term Care	13,874	14,028	14,203	14,358
Balance, end of period (at original discount rate)	$70,427	$70,501	$70,572	$70,644

POLICYHOLDER ACCOUNT BALANCES
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Annuities	$14,182	$13,985	$13,701	$13,286
Life and Other	12,676	12,607	12,544	12,402
Balance, end of period	$26,858	$26,592	$26,245	$25,688

MARKET RISK BENEFITS (3)
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Annuities	$4,820	$4,256	$3,534	$3,225
Balance, end of period	$4,820	$4,256	$3,534	$3,225

SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Annuities	$36,079	$30,163	$27,680	$28,499
Life and Other	6,776	5,527	5,225	5,475
Balance, end of period	$42,855	$35,690	$32,905	$33,974

(1) Includes participating life contracts. additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at respective periods presented.
(3) Market risk benefits include Japan reinsurance.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Direct and allocated expenses	$167	$160	$164	$178
Pension, postretirement and postemployment benefit costs	1	1	—	1
Premium taxes, other taxes, and licenses & fees	16	17	20	15
Commissions and other variable expenses	52	64	44	53
Adjusted other expenses	$236	$242	$228	$247

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Life (1)
Adjusted premiums, fees and other revenues	$692	$745	$654	$694
Interest adjusted benefit ratio	54.1%	33.2%	53.9%	49.1%

Lapse Ratio (2)
Traditional life	4.2%	4.4%	4.5%	4.6%
Variable & universal life	3.4%	3.3%	3.3%	3.4%
Fixed annuity	6.3%	6.2%	6.6%	7.3%
Variable annuity	10.0%	9.8%	9.5%	9.2%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Adjusted revenues
Premiums	$(4)	$(6)	$(7)	$1	$(16)
Universal life and investment-type product policy fees	—	2	(1)	1	2
Net investment income	120	17	78	58	273
Other revenues	101	98	96	101	396
Total adjusted revenues	217	111	166	161	655

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(7)	(2)	(3)	6	(6)
Policyholder liability remeasurement (gains) losses	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—
Capitalization of DAC	(3)	(2)	(2)	(1)	(8)
Amortization of DAC and VOBA	2	2	3	2	9
Amortization of negative VOBA	—	—	—	—	—
Interest expense on debt	219	219	231	240	909
Other expenses	136	184	186	203	709
Total adjusted expenses	347	401	415	450	1,613
Adjusted earnings before provision for income tax	(130)	(290)	(249)	(289)	(958)
Provision for income tax expense (benefit)	(88)	(92)	(55)	(108)	(343)
Adjusted earnings	(42)	(198)	(194)	(181)	(615)
Preferred stock dividends	63	29	64	29	185
Adjusted earnings available to common shareholders	$(105)	$(227)	$(258)	$(210)	$(800)

Adjusted premiums, fees and other revenues	$97	$94	$88	$103	$382

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Business activities	$36	$34	$36	$32	$138
Net investment income	120	18	75	63	276
Interest expense on debt	(227)	(226)	(240)	(250)	(943)
Corporate initiatives and projects	(12)	(21)	(15)	(16)	(64)
Other	(47)	(95)	(105)	(118)	(365)
Provision for income tax (expense) benefit and other tax-related items	88	92	55	108	343
Preferred stock dividends	(63)	(29)	(64)	(29)	(185)
Adjusted earnings available to common shareholders	$(105)	$(227)	$(258)	$(210)	$(800)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)				At or For the Year Ended (1)
Unaudited (In millions, except yields)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Fixed Maturity Securities
Yield	3.52%	3.66%	3.81%	4.04%	3.76%
Investment income (2), (3)	$2,638	$2,709	$2,773	$2,978	$11,098
Investment gains (losses)	(599)	(671)	(286)	(356)	(1,912)
Ending carrying value (4)	321,656	285,573	272,079	278,215	278,215
Mortgage Loans
Yield	4.13%	4.11%	4.37%	4.73%	4.34%
Investment income (3)	823	832	898	983	3,536
Investment gains (losses)	44	48	47	(118)	21
Ending carrying value	79,968	82,055	82,437	83,763	83,763
Real Estate and Real Estate Joint Ventures
Yield	7.82%	8.98%	5.75%	3.16%	6.40%
Investment income	241	277	179	101	798
Investment gains (losses)	4	159	—	490	653
Ending carrying value	12,379	12,376	12,532	13,137	13,137
Policy Loans
Yield	5.13%	5.09%	5.18%	5.22%	5.15%
Investment income	116	114	114	115	459
Ending carrying value	9,036	8,876	8,783	8,874	8,874
Equity Securities
Yield	3.48%	2.46%	6.40%	3.58%	3.96%
Investment income	7	5	14	10	36
Investment gains (losses)	(50)	(42)	(23)	(18)	(133)
Ending carrying value	988	1,085	973	1,684	1,684
Other Limited Partnership Interests
Yield (5)	25.35%	4.69%	(5.35)%	(1.18)%	5.92%
Investment income (5)	926	171	(194)	(43)	860
Investment gains (losses)	18	(2)	(1)	38	53
Ending carrying value (6)	14,570	14,636	14,387	14,414	14,414
Cash and Short-term Investments
Yield	1.08%	1.53%	2.54%	3.70%	2.31%
Investment income	30	43	78	131	282
Investment gains (losses)	14	42	63	(37)	82
Ending carrying value	26,634	23,591	27,466	25,130	25,130
Other Invested Assets
Investment income	364	484	426	396	1,670
Investment gains (losses)	47	69	(14)	(15)	87
Ending carrying value	18,696	19,901	22,299	20,038	20,038
Total Investments
Investment income yield	4.72%	4.29%	3.98%	4.27%	4.32%
Investment fees and expenses yield	(0.13)%	(0.12)%	(0.12)%	(0.13)%	(0.12)%
Net Investment Income Yield	4.59%	4.17%	3.86%	4.14%	4.20%
Investment income	$5,145	$4,635	$4,288	$4,671	$18,739
Investment fees and expenses	(142)	(131)	(125)	(141)	(539)
Net investment income including divested businesses	5,003	4,504	4,163	4,530	18,200
Less: Net investment income from divested businesses	11	—	—	—	11
Adjusted Net Investment Income (7)	$4,992	$4,504	$4,163	$4,530	$18,189
Ending Carrying Value	$483,927	$448,093	$440,956	$445,255	$445,255
Investment Portfolio Gains (Losses) including divested businesses	$(522)	$(397)	$(214)	$(16)	$(1,149)
Less: Divested businesses	—	—	—	—	—
Investment Portfolio Gains (Losses) (8)	$(522)	$(397)	$(214)	$(16)	$(1,149)
Gross investment gains	310	597	259	1,117	2,283
Gross investment losses	(548)	(1,084)	(541)	(1,084)	(3,257)
Net credit loss (provision) release and (impairments)	(284)	90	68	(49)	(175)
Investment Portfolio Gains (Losses) (8)	(522)	(397)	(214)	(16)	(1,149)
Investment portfolio gains (losses) income tax (expense) benefit	116	92	51	3	262
Investment Portfolio Gains (Losses), Net of Income Tax	$(406)	$(305)	$(163)	$(13)	$(887)

Derivative gains (losses) including Divested businesses	$(1,166)	$(1,202)	$(478)	$(381)	$(3,227)
Less: Derivative gains (losses) from divested businesses	—	—	—	—	—
Derivative gains (losses) (8)	(1,166)	(1,202)	(478)	(381)	(3,227)
Derivative gains (losses) income tax (expense) benefit	275	355	129	69	828
Derivative Gains (Losses), Net of Income Tax	$(891)	$(847)	$(349)	$(312)	$(2,399)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$87,136	27.2%	$80,555	28.3%	$78,824	29.1%	$80,030	28.9%
Foreign corporate		61,129	19.1%	54,177	19.1%	49,927	18.4%	52,572	19.0%
Foreign government		57,282	17.9%	48,016	16.9%	44,050	16.3%	46,747	16.9%
U.S. government and agency		40,334	12.6%	33,690	11.9%	31,562	11.7%	32,229	11.6%
Residential mortgage-backed		30,080	9.4%	27,303	9.6%	27,145	10.0%	26,165	9.5%
Asset-backed securities and collateralized loan obligations		19,305	6.0%	17,054	6.0%	16,766	6.2%	16,822	6.1%
Municipals		12,958	4.1%	12,513	4.4%	12,014	4.4%	12,152	4.4%
Commercial mortgage-backed		11,855	3.7%	10,870	3.8%	10,477	3.9%	10,063	3.6%
Fixed Maturity Securities Available-For-Sale		$320,079	100.0%	$284,178	100.0%	$270,765	100.0%	$276,780	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$222,096	69.4%	$195,090	68.7%	$185,780	68.6%	$190,021	68.7%
Baa	2	82,616	25.8%	74,783	26.3%	71,276	26.3%	73,194	26.5%
Ba	3	11,788	3.7%	11,129	3.9%	10,652	4.0%	10,511	3.8%
B	4	2,923	0.9%	2,653	0.9%	2,618	1.0%	2,571	0.9%
Caa and lower	5	480	0.1%	389	0.2%	306	0.1%	401	0.1%
In or near default	6	176	0.1%	134	—%	133	—%	82	—%
Total Fixed Maturity Securities Available-For-Sale (9)		$320,079	100.0%	$284,178	100.0%	$270,765	100.0%	$276,780	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022

Gross unrealized gains		$16,145		$8,666		$5,488		$5,239
Gross unrealized losses		9,583		23,759		36,982		34,301
Net Unrealized Gains (Losses)		$6,562		$(15,093)		$(31,494)		$(29,062)

See footnotes on Page 30.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022

Commercial mortgage loans	$51,117		$52,348		$52,273		$52,502
Agricultural mortgage loans	17,882		18,563		18,923		19,306
Residential mortgage loans	11,584		11,606		11,708		12,482
Mortgage loans held-for-sale	—		24		—		—
Mortgage Loans	80,583		82,541		82,904		84,290
Valuation allowances	(615)		(486)		(467)		(527)
Mortgage Loans, net	$79,968		$82,055		$82,437		$83,763

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2022		June 30, 2022		September 30, 2022		December 31, 2022
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,824	19.2%	$9,901	18.9%	$9,805	18.7%	$9,628	18.3%
Non-U.S.	10,064	19.7%	9,726	18.6%	8,977	17.2%	9,299	17.7%
Middle Atlantic	7,876	15.4%	7,918	15.1%	7,748	14.8%	7,574	14.4%
South Atlantic	6,849	13.4%	6,852	13.1%	6,691	12.8%	6,617	12.6%
West South Central	3,587	7.0%	3,943	7.5%	4,005	7.7%	3,721	7.1%
New England	2,752	5.4%	2,781	5.3%	2,754	5.3%	2,764	5.3%
Mountain	2,078	4.1%	2,268	4.3%	2,269	4.3%	2,284	4.4%
East North Central	2,013	3.9%	1,489	2.9%	1,596	3.1%	1,594	3.0%
East South Central	725	1.4%	636	1.2%	635	1.2%	620	1.2%
West North Central	458	0.9%	428	0.8%	471	0.9%	597	1.1%
Multi-Region and Other	4,891	9.6%	6,406	12.3%	7,322	14.0%	7,804	14.9%
Total	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%

Office	$22,170	43.4%	$21,923	41.9%	$21,144	40.5%	$21,009	40.0%
Apartment	9,578	18.7%	10,536	20.1%	10,793	20.6%	10,575	20.2%
Retail	8,766	17.2%	8,524	16.3%	8,305	15.9%	8,046	15.3%
Industrial	5,055	9.9%	4,902	9.4%	5,068	9.7%	5,607	10.7%
Hotel	3,137	6.1%	3,323	6.3%	3,261	6.2%	3,172	6.0%
Other	2,411	4.7%	3,140	6.0%	3,702	7.1%	4,093	7.8%
Total	$51,117	100.0%	$52,348	100.0%	$52,273	100.0%	$52,502	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Average quarterly asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($65) million, ($89) million, ($43) million and $70 million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively, and ($127) million for the year ended December 31, 2022.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Fixed maturity securities available-for-sale	$320,079	$284,178	$270,765	$276,780
Contractholder-directed equity securities and fair value option securities	11,418	9,875	8,954	9,668
Total fixed maturity securities	331,497	294,053	279,719	286,448
Less: Contractholder-directed equity securities	9,841	8,480	7,640	8,233
Fixed maturity securities	$321,656	$285,573	$272,079	$278,215

(5)Other limited partnership interests includes investment income related to private equity investments of $984 million, $216 million, ($188) million and ($40) million for the three months ended March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively, and $972 million for the year ended December 31, 2022. The annualized yields for these periods were 28.16%, 6.17%, (5.37%), (1.15%), and 6.95%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $13,971 million, $14,092 million, $13,855 million and $14,000 million at March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, respectively.

(7)Adjusted net investment income reflects the adjustments as presented on Page 5.
(8)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended				For the Year Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Net investment gains (losses)	$(517)	$(682)	$(411)	$350	$(1,260)
Less: Operating joint venture adjustments	6	(1)	5	(1)	9
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	7	(1)	(18)	(2)	(14)
Less: Non-investment portfolio gains (losses)	(8)	(283)	(184)	369	(106)
Less: Divested businesses	—	—	—	—	—
Investment portfolio gains (losses)	$(522)	$(397)	$(214)	$(16)	$(1,149)

	For the Three Months Ended				For the Year Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Net derivative gains (losses)	$(951)	$(970)	$(226)	$(104)	$(2,251)
Less: Investment hedge adjustments	215	232	252	277	976
Less: PAB hedge adjustments	—	—	—	—	—
Less: Divested businesses	—	—	—	—	—
Derivative gains (losses)	$(1,166)	$(1,202)	$(478)	$(381)	$(3,227)

(9)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,571	$881	$1,098	$1,549	$5,099
Add: Preferred stock dividends	63	29	64	29	185
Add: Preferred stock redemption premium	—	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	5	5	5	3	18
Net income (loss)	1,639	915	1,167	1,581	$5,302
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(517)	(682)	(411)	350	(1,260)
Net derivative gains (losses)	(951)	(970)	(226)	(104)	(2,251)
Market risk benefit remeasurement gains (losses)	1,440	757	965	512	3,674
Premiums - Divested businesses	41	—	—	—	41
Universal life and investment-type product policy fees - Divested businesses	11	—	—	—	11
Net investment income
Investment hedge adjustments	(215)	(232)	(252)	(277)	(976)
Unit-linked contract income	(498)	(688)	(321)	209	(1,298)
Other adjustments	(6)	(1)	(5)	2	(10)
Divested businesses	11	—	—	—	11
Other revenues
Asymmetrical and non-economic accounting	—	—	—	—	—
Other adjustments	47	48	40	25	160
Divested businesses	3	—	—	—	3
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(119)	(215)	(241)	(79)	(654)
Market volatility	(12)	34	66	105	193
Divested businesses	(23)	—	—	—	(23)
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	63	31	36	(64)	66
Unit-linked contract costs	505	695	302	(180)	1,322
Divested businesses	(3)	—	—	—	(3)
Capitalization of DAC - Divested businesses	11	—	—	—	11
Amortization of DAC and VOBA - Divested businesses	(8)	—	—	—	(8)
Amortization of negative VOBA - Divested business	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—
Other expenses
Other adjustments	(47)	(60)	(47)	(37)	(191)
Divested businesses	(32)	(8)	(13)	(21)	(74)
Goodwill impairment	—	—	—	—	—
Provision for income tax (expense) benefit	180	439	110	(149)	580
Adjusted earnings	1,758	1,767	1,164	1,289	5,978
Less: Preferred stock dividends	63	29	64	29	185
Adjusted earnings available to common shareholders	$1,695	$1,738	$1,100	$1,260	$5,793

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$77	$12	$—	$89
Total notable items	$—	$77	$12	$—	$89

U.S.
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$79	$—	$79
Total notable items	$—	$—	$79	$—	$79

GROUP BENEFITS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—
Total notable items	$—	$—	$—	$—	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$79	$—	$79
Total notable items	$—	$—	$79	$—	$79

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$(32)	$—	$(32)
Total notable items	$—	$—	$(32)	$—	$(32)

LATIN AMERICA
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$1	$—	$1
Total notable items	$—	$—	$1	$—	$1

EMEA
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$—	$15	$—	$15
Total notable items	$—	$—	$15	$—	$15

METLIFE HOLDINGS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Actuarial assumption review and other insurance adjustments	$—	$77	$(51)	$—	$26
Total notable items	$—	$77	$(51)	$—	$26

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Total MetLife, Inc.'s stockholders' equity	$42,432	$33,744	$29,389	$29,881
Less: Preferred stock	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	38,614	29,926	25,571	26,063
Less: Net unrealized investment gains (losses), net of income tax	6,083	(10,289)	(21,652)	(21,089)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	(9,248)	(136)	7,612	6,115
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	195	193	174	107
Defined benefit plans adjustment, net of income tax	(1,577)	(1,555)	(1,536)	(1,377)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$43,161	$41,713	$40,973	$42,307

Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$43,161	$41,713	$40,973	$42,307
Less: Accumulated year-to-date total notable items (2)	—	77	89	89
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$43,161	$41,636	$40,884	$42,218

Unaudited (In millions, except per share data)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022

Book value per common share	$47.39	$37.52	$32.48	$33.45
Less: Net unrealized investment gains (losses), net of income tax	7.47	(12.90)	(27.50)	(27.07)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	(11.36)	(0.17)	9.67	7.85
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.24	0.24	0.22	0.14
Defined benefit plans adjustment, net of income tax	(1.93)	(1.95)	(1.95)	(1.77)
Book value per common share, excluding AOCI other than FCTA	$52.97	$52.30	$52.04	$54.30

Common shares outstanding, end of period	814.8	797.6	787.3	779.1

	For the Three Months Ended (1)				For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022

Return on MetLife, Inc.'s:
Common stockholders' equity	14.9%	10.3%	15.8%	24.0%	15.3%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	16.0%	20.3%	15.9%	19.5%	17.4%
Common stockholders' equity, excluding AOCI other than FCTA	15.7%	16.4%	10.6%	12.1%	13.7%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	15.7%	15.7%	10.5%	12.1%	13.5%

Average common stockholders' equity	$42,272	$34,270	$27,749	$25,817	$33,221
Average common stockholders' equity, excluding AOCI other than FCTA	$43,210	$42,437	$41,343	$41,640	$42,282
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$43,210	$42,399	$41,260	$41,551	$42,231

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S. (1)	$7,729	$8,781	$14,754	$6,316
ASIA	1,709	1,707	1,770	1,728
LATIN AMERICA	1,019	1,098	1,143	1,151
EMEA	544	547	533	565
METLIFE HOLDINGS (1)	1,048	1,079	986	1,010
CORPORATE & OTHER (1)	97	94	88	103
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,146	$13,306	$19,274	$10,873
Adjusted premiums, fees and other revenues	$12,487	$13,495	$19,295	$10,873

ASIA (including operating joint ventures) (2), (3)	$2,069	$1,999	$2,150	$2,097

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S. (1)	$979	$949	$1,003	$1,031
ASIA	718	709	735	804
LATIN AMERICA	343	352	385	427
EMEA	270	283	267	308
METLIFE HOLDINGS (1)	236	242	228	247
CORPORATE & OTHER (1)	136	184	186	203
Adjusted other expenses on a constant currency basis	$2,682	$2,719	$2,804	$3,020
Adjusted other expenses	$2,833	$2,800	$2,815	$3,020

ASIA (including operating joint ventures) (2), (4)	$825	$808	$843	$912

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
U.S. (1)	$663	$780	$751	$773
ASIA	572	467	257	265
LATIN AMERICA	128	245	163	184
EMEA	45	59	64	64
METLIFE HOLDINGS (1)	348	382	117	184
CORPORATE & OTHER (1)	(105)	(227)	(258)	(210)
Adjusted earnings available to common shareholders on a constant currency basis	$1,651	$1,706	$1,094	$1,260
Adjusted earnings available to common shareholders	$1,695	$1,738	$1,100	$1,260

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Effective January 1, 2023, the Company adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the adjusted earnings accounting policy. Due to the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, the Company updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated policy.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges.
•	Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•	Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in association with services provided under transition service agreements.
•	Other expenses exclude (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses also include benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment, components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment, components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organization
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired